UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2008

China Quest Acquisition Corp.

(Exact name of Registrant as Specified in its Charter)

Delaware	0-53111	N/A
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

Room 1819 Mingyong Building, No.60 Xian Road

Shekekou District, Dalian, China 116021

(Address of Principal Executive Offices including Zip Code)

+ 86 13909840703

(Registrant's Telephone Number, including Area Code)

305 Madison Avenue, Suite 1166, New York, NY 10165

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On August 15, 2008, William Tay (the “Seller”), completed the sale of all of the shares of common stock (the “Shares”) of China Quest Acquisition Corp., a Delaware corporation (the “Company”), to Mr. Chin Yung Kong (the “Purchaser”).  The sale resulted in a change in control of the Company.

Item 5.01                      Changes in Control of Registrant

On August 15, 2008, the Seller consummated the sale of 31,340,000 Shares, constituting all of the issued and outstanding common stock of the Company, to Purchaser for an aggregate purchase price of 54,446.00 RMB.  Following the stock purchase, Purchaser owns all of the issued and outstanding common stock of the Company.  Purchaser’s address is at Room 1819 Mingyong Building, No.60 Xian Road, Shekekou District, Dalian, China 116021.

Except as modified by the statements contained in this report, the statements and information included in the Company’s Form 10-SB General Form for Registration of Securities of Small Business Issuers filed with the U.S. Securities and Exchange Commission on February 26, 2008, is incorporated by reference into this Item.

Item 5.02

Departure of Directors or Principal Officers; Election Of Directors; Appointment of Principal Officers.

In connection with the transaction mentioned in Items 1.01 and 5.01 above, Mr. Tay resigned as the Company's Director effective August 15, 2008. The resignation is not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Mr. Tay also resigned as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary effective August 15, 2008.

Mr. Chin Yung Kong has been appointed as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and Director effective on August 15, 2008.

Chin Yung Kong, President, Chief Executive Officer, Chief Financial Officer, Secretary & Director.

Mr. Chin Yung Kong, age 55, is a financial advisory consultant’s devoting most of his time managing his own financial advisory firm’s in China and Singapore dealing with Pre-IPO investments and advising Chinese clients with the process and procedures for going public in the United States.

Item 9.01 Exhibits

The following Exhibits are filed herein:

Exhibits

Exhibit 99.1	Resignation Letter from William Tay

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA QUEST ACQUISITION CORP.

(Registrant)

 Dated: August 19, 2008

/s/ Chin Yung Kong

By: _____________________________________

Name: Chin Yung Kong

Title: President, Secretary and Treasurer

EXHIBIT 99.1

RESIGNATION LETTER

August 15, 2008

Board of Directors

China Quest Acquisition Corp.

Room 1819 Mingyong Building

No.60 Xian Road

Shekekou District

Dalian, China 116021

Gentlemen:

Effective August 15, 2008, I, William Tay, do hereby resign as an officer and as a member of the Board of Directors of China Quest Acquisition Corp. to devote attention to my commitments with my other business interests.

Sincerely,

/s/ William Tay

________________________________

William Tay